Exhibit 10.35

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 28, 2018 (this “Amendment”), is entered into by and among EQUINIX, INC., a Delaware corporation (“Equinix” or the “Borrower”), the Guarantors, each “Lender” (as such term is defined in the Credit Agreement referred to below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.
WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, and certain other parties thereto, are parties to that certain Credit Agreement, dated as of December 12, 2017 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to make Loans and participate in Letters of Credit issued by the L/C Issuer, all upon the terms and subject to the conditions set forth therein; and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the Lenders and L/C Issuer are willing to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
§ 1. Amendments to the Credit Agreement.
1.01.    Section 1.01 to the Credit Agreement is hereby amended by adding the following definition in its proper alphabetical order:
“Permitted Multi-Year L/Cs” means (a) the Letters of Credit listed on Schedule 2.03 (and any extensions or renewals of such Letters of Credit), and (b) other Letters of Credit with an expiry date occurring more than twelve months after the date of issuance or last extension but not later than (i) the Letter of Credit Expiration Date, or (ii) solely in the event that the Borrower Cash Collateralizes all applicable L/C Obligations not later than the Letter of Credit Expiration Date, a date that is no later than twelve months after the Letter of Credit Expiration Date; provided that the aggregate stated amount of all Permitted Multi-Year L/Cs issued pursuant to clause (b) shall not exceed $50,000,000 at any time.

1.02.    Sections 2.03(a)(ii)(A) and (B) to the Credit Agreement are hereby amended by amending and restating such subsections in their entirety as follows:
(A)    subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless (x) the Required Revolving Lenders have approved such expiry date or (y) such Letter of Credit is a Permitted Multi-Year L/C; or
(B)    the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (x) all the Revolving Lenders have approved such expiry date or (y) such Letter of Credit is a Permitted Multi-Year L/C issued pursuant to clause (b)(ii) of the definition thereof.
1.03.    Clause (iv) of Section 10.01 to the Credit Agreement is hereby amended by replacing the phrase “as contemplated by clause (ii) of Section 2.13(e)” with the phrase “as contemplated by clause (iii) of Section 2.13(e).”
1.04.    The Credit Agreement is hereby amended by adding the new Schedule 2.03 attached hereto as Annex A.

§ 2.     Consent to Issuance of Letters of Credit. Notwithstanding anything to the contrary in Section 2.03(a)(ii) to the Credit Agreement, the Required Revolving Lenders hereby confirm their consent to the issuance of each of the Letters of Credit listed on Schedule 2.03, attached hereto as Annex A.
§ 3.     Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Administrative Agent:
3.01.    This Amendment shall have been duly executed and delivered by the Borrower, the other Loan Parties, the Administrative Agent, the Required Lenders, all of the Revolving Lenders and the L/C Issuer;
3.02.    The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the date hereof;
3.03.    Delivery of such other items, documents, agreements and/or actions as the Administrative Agent may reasonably request.
§ 4.     Representations and Warranties; No Default. Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agent, on and as of the date hereof, that the representations and warranties set forth in Article V of the Credit Agreement, and in each other Loan Document, are true and correct in all material respects (except (i) to the extent of changes resulting from transactions contemplated or permitted by this Amendment, the Credit Agreement and the other Loan Documents, (ii) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties are true and correct in all respects, (iii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by the inclusion of a materiality standard, in which case they are true and correct in all respects as of such earlier date) and (iv) that the representations and warranties contained in clauses (a) and (b) of Section  5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement), provided that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby. In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Person of this Amendment and the performance by such Person of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate or other organizational authority of such Person and have been duly authorized by all necessary corporate or other organizational action on the part of such Person. The execution and delivery of this Amendment will result in valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. Each of the Loan Parties hereby further represents and warrants that no Default or Event of Default has occurred and is continuing.
§ 5.     Ratification, etc. Except as expressly amended or otherwise modified hereby, the Credit Agreement (including the Multiparty Guaranty) and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent or waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or to any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document. Each of the Guarantors party to the Multiparty Guaranty hereby acknowledges and consents to this Amendment and agrees that the Multiparty Guaranty and all other Loan Documents to which each of the Guarantors is a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Obligations thereunder.

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§ 6.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of an original executed counterpart of this Amendment.
§ 7.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:	EQUINIX, INC. By: /s/ Keith Taylor Name: Keith Taylor Title: Chief Financial Officer
GUARANTORS:	EQUINIX LLC By: /s/ Simon Miller Name: Simon Miller Title: Chief Financial Officer
SWITCH & DATA LLC By: Equinix LLC, its sole managing member By: /s/ Simon Miller Name: Simon Miller Title: Chief Financial Officer
EQUINIX (US) ENTERPRISES, INC. By: /s/ Simon Miller Name: Simon Miller Title: Chief Financial Officer

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Angela Larkin Name: Angela Larkin Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Noreen Lee Name: Noreen Lee Title: Vice President

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Bruce S. Borden Name: Bruce S. Borden Title: Executive Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

MUFG Bank, Ltd. (f.k.a. The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as a Lender

By:	/s/ Matthew Antioco Name: Matthew Antioco Title: Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Scott Johnson Name: SCOTT JOHNSON Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ Robert F. Parr Name: Robert F. Parr Title: Managing Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Annie Dorval Name: ANNIE DORVAL Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Elizabeth Gaynor Name: Elizabeth Gaynor Title: Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Rumesha Ahmed Name: Rumesha Ahmed Title: Vice President

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jake Lam Name: Jake Lam Title: Assistant Vice President

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Chris Lam Name: Chris Lam Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

ING Capital LLC,
as a Lender

By:	/s/ Jonathan Feld Name: Jonathan Feld Title: Vice President

By:	/s/ Stephen M. Nettler Name: Stephen M. Nettler Title: Managing Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Amy Tallia Name: Amy Tallia Title: VP Corporate Banking

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

BNP PARIBAS,
as a Lender

By:	/s/ Charles de Clapiers Name: Charles de Clapiers Title: Director

By:	/s/ Todd Rodgers Name: Todd Rodgers Title: Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Emanuel Ma Name: Emanuel Ma Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

U.S. Bank National Association,
as a Lender

By:	/s/ Dan Stevens Name: Dan Stevens Title: Senior Vice President

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ Raymond Ventura Name: Raymond Ventura Title: Managing Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Jason Rinne Name: Jason Rinne Title: Director

SIGNATURE PAGE TO CONSENT AND FIRST AMENDMENT

ANNEX A

Schedule 2.03
Permitted Multi-Year Letters of Credit

Instrument ID	Issue Date	Expiry Date	Applicant Name	Beneficiary Name	Currency	Local Curr Amt	USD Amt
00000068132855	5/25/2017	8/31/2018	EQUINIX SINGAPORE PT	BANK OF AMERICA	SGD	121,671.24	91,910.59
00000068132856	5/25/2017	8/31/2018	EQUINIX SINGAPORE PT	BANK OF AMERICA	SGD	4,013,162.88	3,031,547.65
00000068132857	5/25/2017	8/31/2018	EQUINIX SINGAPORE PT	BANK OF AMERICA	SGD	2,835.78	2,142.15
00000068132858	5/25/2017	8/31/2018	EQUINIX SINGAPORE PT	BANK OF AMERICA	SGD	1,564,605.00	1,181,904.34
00000068133023	5/25/2017	8/31/2018	EQUINIX SINGAPORE PT	BANK OF AMERICA	SGD	189,956.04	143,493.00
00000068133574	6/14/2017	8/31/2018	EQUINIX AUSTRALIA PT	BANK OF AMERICA	AUD	100,000.00	75,550.00
00000068133728	6/19/2017	10/30/2018	EQUINIX AUSTRALIA PT	BANK OF AMERICA	AUD	100,000.00	75,550.00
00000068133080	7/25/2017	10/1/2018	EQUINIX HONG KONG LI	BANK OF AMERICA	HKD	19,824,000.00	2,525,801.61
00000068136727	12/18/2017	4/30/2020	EQUINIX SINGAPORE PT	BANK OF AMERICA	SGD	3,517,114.00	2,656,831.78
00000068136527	12/21/2017	9/30/2019	EQUINIX HONG KONG LI	BANK OF AMERICA	HKD	9,106,219.50	1,160,235.26
00000068137240	3/27/2018	8/31/2020	EQUINIX SINGAPORE PT	BANK OF AMERICA	SGD	344,662.32	260,358.30
00000068094943	4/6/2018	4/6/2020	EQUINIX, INC.	ANZ BANKING GROUP LI	AUD	2,500,000.00	1,888,750.00
00000068094947	4/6/2018	10/1/2019	EQUINIX, INC.	ANZ BANKING GROUP LI	AUD	125,000.00	94,437.50
00000068094948	4/18/2018	10/30/2022	EQUINIX AUSTRALIA PT	BANK OF AMERICA	AUD	1,192,207.32	900,712.63
00000068094946	4/30/2018	5/30/2022	EQUINIX AUSTRALIA PT	BANK OF AMERICA	AUD	1,786,292.00	1,349,543.61